                                                                  Exhibit 10.14

          FIRST AMENDMENT and ASSIGNMENT AND ACCEPTANCE, dated as of July 27, 1998 (this "First Amendment"), among: (i) SUNRISE TELEVISION CORP. ("Holdings");
(ii) STC BROADCASTING, INC., a Delaware corporation (the "Borrower"); (iii) the several banks and other financial institutions or entities listed on the signature pages of this First Amendment (individually, a "Lender," and collectively, the "Lenders"); (iv) NATIONSBANK, N.A. ("Nations"), as documentation agent (in such capacity, the "Documentation Agent"); (v) SALOMON BROTHERS HOLDING COMPANY INC ("SB"), as syndication agent (in such capacity, the "Syndication Agent") and (vi) THE CHASE MANHATTAN BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

          WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of July 2, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") the Lenders have agreed to make, and have made, certain Loans to the Borrower;

          WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement to, among other things, add certain of the Lenders as parties to the Credit Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

          2. Amendment to Definitions. The definition of the term "Revolving Credit Commitment" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the number "$40,000,000" and substituting in lieu thereof the number "$65,000,000".

          3. Amendment to Section 2.7. Section 2.7 of the Credit Agreement is hereby amended by (i) deleting the amount "$2,000,000," set forth opposite the year 2001, and substituting in lieu thereof the amount "$3,250,000," (ii) deleting the amount "$2,000,000," set forth opposite the year 2002, and substituting in lieu thereof the amount "$3,250,000," (iii) deleting the amount "$4,000,000," set forth opposite the year 2003, and substituting in lieu thereof the amount "$6,500,000," (iv) deleting the amount "$4,000,000," set forth opposite the year 2004, and substituting in lieu thereof the amount "$6,500,000," (v) deleting the amount "$8,000,000," set forth opposite the year 2005, and substituting in lieu thereof the amount "$13,000,000" and (vi) deleting the amount "$20,000,000," set forth opposite the year 2006, and substituting in lieu thereof the amount "$32,500,000."

          4. Replacement of Schedule 1.1A. Schedule 1.1 of the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof the new

Schedule 1.1A attached hereto.

         5. Effectiveness. This First Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied (such date, the "Effective Date"):

                  (a) the Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered by Holdings, the Borrower and each of the other parties hereto;

                  (b) the Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Boards of Directors of each of Holdings and the Borrower authorizing the execution, delivery and performance of the Credit Agreement as amended by this First Amendment and, in the case of the Borrower, the borrowings under the Revolving Credit Commitments as increased hereby, certified by the Secretary or an Assistant Secretary of each such party as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                  (c) the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each of Holdings and the Borrower as to the incumbency and signature of each of the officers signing this First Amendment, and any other instrument or document delivered by any of such parties in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary;

                  (d) the Administrative Agent shall have received for each Lender which so requests a Revolving Credit Note executed and delivered by a duly authorized officer of the Borrower representing the amount of such Lender's Revolving Credit Commitment after giving effect to this First Amendment (and if such Lender has previously received a Revolving Credit Note, such Lender shall return such existing Revolving Credit Note to the Borrower for cancellation); and

                  (e) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this First Amendment shall be satisfactory in form and substance to the Administrative Agent.

         6. Addition of Lenders. By their signature below each of the Lenders (other than Chase, Nations and SB which are already Lenders) shall become a Lender party to the Credit Agreement and the other Loan Documents with all rights, powers and obligations of a Lender thereunder and with an Initial Term Loan Commitment, a Delayed Term Loan Commitment and a Revolving Credit Commitment as set forth on Schedule 1.1A attached hereto. All notices to the Lenders under the Credit Agreement shall be given to the Lenders at the address specified on Schedule 1.1B attached hereto. On the Effective Date each of the Lenders shall transfer in immediately available funds to Chase at an account previously instructed by Chase to each such Lender the amount set forth opposite its name under the headings Initial Term Loan Commitment and Delayed Term Loan Commitment on Schedule 1.1A hereto and a ratable portion of the then outstanding Revolving Credit Loans, based on the

Revolving Credit Commitment of such Lender as set forth on Schedule 1.1A hereto.

         7. Representations and Warranties. On and as of the date hereof after giving effect to this First Amendment, each of Holdings and the Borrower hereby represents and warrants to the Lenders that:

                  (a) Each of its representations and warranties contained in
         Section 4 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that the references to the Credit Agreement therein shall be deemed to include this First Amendment; and

                  (b) No Default or Event of Default has occurred and is continuing.

         8. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

         9. GOVERNING LAW; Counterparts. (a) THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (b) This First Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                          SUNRISE TELEVISION CORP.


                                          By: /s/ David A. Fitz
                                              ---------------------------
                                          Title: CFO

                                          STC BROADCASTING, INC.

                                          By: /s/ David A. Fitz
                                              ---------------------------
                                          Title: CFO


                                          THE CHASE MANHATTAN BANK,
                                               as Administrative Agent and as a
                                               Lender

                                          By: /s/ Lawrence Palumbo, Jr.
                                              ---------------------------
                                          Title:  Vice President


                                          NATIONSBANK, N.A., as Documentation
                                                Agent and as a Lender

                                          By: /s/ Julie Schell
                                              ---------------------------
                                          Title:  Vice President


                                          SALOMON BROTHERS HOLDING COMPANY INC,
                                                as Syndication Agent and as a
                                                Lender

                                          By: /s/ Mavis Taintor
                                              ---------------------------
                                          Title: Managing Director

                                        FINOVA CAPITAL CORPORATION,
                                              as a Lender

                                        By: /s/ David Alexander
                                            ------------------------------
                                        Title:  Vice President

                                        THE CIT GROUP/EQUIPMENT FINANCING,
                                              INC., as a Lender

                                        By: /s/ J.E. Palmer
                                            ------------------------------
                                        Title:  Asst. Vice President


                                        PARIBAS, as a Lender

                                        By: /s/ William B. Schink
                                            ------------------------------
                                        Title:  Director

                                        By: /s/ Salo Aizenberg
                                            ------------------------------
                                        Title:  Vice President


                                        NATEXIS BANQUE BFCE, as a Lender

                                        By: /s/ Jordan Sadler
                                            ------------------------------
                                        Title:  Associate

                                        By: /s/ William O. Maier
                                            ------------------------------
                                        Title:  VP - Group Manager


                                        GENERAL ELECTRIC CAPITAL
                                              CORPORATION, as a Lender

                                        By: /s/ Thomas Waters
                                            ------------------------------
                                        Title:  Senior Vice President


                                        SUMMIT BANK, as a Lender

                                        By: /s/ Henry G. Kush, Jr.
                                            ------------------------------
                                        Title:  Vice President

                                        CREDIT LYONNAIS, as a Lender

                                        By: /s/ John P. Judge
                                            ------------------------------
                                        Title:  Vice President


                                        BANK OF HAWAII, as a Lender

                                        By: /s/ Eric Pelletier
                                            ------------------------------
                                        Title:  Vice President


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                                LTD. NEW YORK BRANCH,
                                                as a Lender

                                       By:  /s/ Ken Yoshizaki
                                            ------------------------------
                                       Title:  Deputy General Manager

                                       SUNTRUST BANK, as a Lender

                                       By:  /s/ Kimberly Evans
                                            ------------------------------
                                       Title:  Vice President

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                                BOERENLEENBANK B.A.,
                                                "RABOBANK NEDERLAND",
                                                NEW YORK BRANCH,
                                                as a Lender

                                       By:  /s/ W. Jeffrey Vellack
                                            ------------------------------
                                       Title:  Senior Vice President

                                       By:  /s/ Angela R. Reilly
                                            ------------------------------
                                       Title:  Vice President


                                       THE FUJI BANK, LIMITED,
                                                NEW YORK BRANCH,
                                                as a Lender

                                       By:  /s/ Teiji Teramoto
                                            ------------------------------
                                       Title:  Vice President & Manager

                                       FIRST HAWAIIAN BANK, as a Lender

                                       By:  /s/ James C. Polk
                                            ------------------------------
                                       Title:  Assistant Vice President


                                       BHF-BANK AKTIENGESELLSCHAFT,
                                                as a Lender

                                       By:  /s/ Hans J. Scholz
                                            ------------------------------
                                       Title:  Assistant Vice President

                                       By:  /s/ Thomas Scifo
                                            ------------------------------
                                       Title:  Assistant Vice President

                                 SCHEDULE 1.1A

                   REVOLVING AND TERM LOAN CREDIT COMMITMENTS


                                                      Revolving Credit       Term Loan       Term Loan
         Lender                                         Commitment          Initial Draw    Delayed Draw
         ------                                         ----------          ------------    ------------

         The Chase Manhattan Bank                     $   4,727,272.73 $   5,090,909.09 $   2,181,818.18

         NationsBank, N.A.                            $   4,727,272.73 $   5,090,909.09 $   2,181,818.18

         Salomon Brothers Holding
           Company Inc                                $   4,727,272.73 $   5,090,909.09 $   2,181,818.18

         Finova Capital
           Corporation                                $   4,727,272.73 $   5,090,909.09 $   2,181,818.18

         The CIT Group/Equipment
           Financing, Inc.                            $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         Paribas                                      $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         Natexis Banque BFCE                          $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         General Electric
           Capital Corporation                        $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         Summit Bank                                  $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         Credit Lyonnais                              $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         Bank of Hawaii                               $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         The Long-Term Credit Bank
           of Japan, Ltd.
           New York Branch                            $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         SunTrust Bank                                $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         Cooperatieve Centrale
           Raiffeisen-Boerenleenbank
           B.A., "Rabobank Nederland",
           New York Branch                            $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         The Fuji Bank, Limited,
           New York Branch                            $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         First Hawaiian Bank                          $   3,545,454.55 $   3,818,181.82 $   1,636,363.64

         BHF-Bank Aktiengesellschaft                  $   3,545,454.55 $   3,818,181.82 $   1,636,363.64


                                 SCHEDULE 1.1B

                             Addresses for Notices


THE CHASE MANHATTAN BANK                                                    NATEXIS BANQUE BFCE
270 Park Avenue                                                             645 Fifth Avenue, 20th Floor
New York, NY 10017                                                          New York, NY 10022
Attn:                                                                       Attn: Cynthia Sachs
Fax#  212-270-3897                                                          Tel#
                                                                            Fax#
SALOMON BROTHERS HOLDING COMPANY INC
Seven World Trade Center                                                    GENERAL ELECTRIC CAPITAL CORPORATION
New York, NY  10048                                                         3379 Peachtree Road, NE, Suite 600
Attn:                                                                       Atlanta, GA  30326
Fax#  212-783-2823                                                          Attn: Michael McHuge
                                                                            Tel#  404-814-3117
NATIONSBANK, N.A.                                                           Fax#  404-842-1533
901 Main Street, 64th Flr.
Dallas, TX  75202                                                           SUMMIT BANK
Attn: Julie Schell                                                          301 Carnegie Center
Tel#  214-508-0924                                                          Princeton, NJ  08543
Fax#  214-508-9390                                                          Attn: Catherine O'Brien
                                                                            Tel#  609-987-3615
FINOVA CAPITAL CORPORATION                                                  Fax#  609-734-9125
311 South Wacker Drive, Suite 4400
Chicago, IL  60606-6618                                                     CREDIT LYONNAIS
Attn:      David Alexander                                                  1301 Avenue Of The Americas
           Michael G. Rogers                                                New York, NY  10019
Tel#  312-322-7228                                                          Attn: Patrick McCarthy
Fax#  312-322-3530                                                          Tel#  212-261-7263
                                                                            Fax#  212-261-3288
THE CIT GROUP/EQUIPMENT FINANCING, INC.
900 Ashwood Parkway, Suite 600                                              BANK OF HAWAII
Atlanta, GA  30338                                                          1850 North Central Avenue
Attn: Joe O'Laughlin                                                        Phoenix, AZ  85004
Tel#  770-677-3471                                                          Attn: Eric Pelletier
Fax#  770-551-7867                                                          Tel#  602-257-2485
                                                                            Fax#  602-257-2235
PARIBAS
787 Seventh Avenue                                                          THE LONG-TERM CREDIT BANK OF
New York, NY  10019                                                               JAPAN, LTD. NEW YORK BRANCH
Attn: Frank Miele                                                           165 Broadway, 49th Floor
Tel#  212-841-2952                                                          New York, NY  10006
Fax#  212-841-2369                                                          Attn: Jeffrey Kaufman
                                                                            Tel#  212-335-4561
                                                                            Fax#  212-608-2371


SUNTRUST BANK
200 South Orange Avenue - Tower 4
Orlando, FL  32802
Attn: Chris Aguilar
Tel#  407-237-5210
Fax#  407-237-5126

COOPERATIEVE CENTRALE RAIFFEISEN-
      BOERENLEENBANK B.A.,
      "RABOBANK NEDERLAND",
      NEW YORK BRANCH
300 South Wacker Drive, Suite 3500
Chicago, IL  60606-6610
Attn: Marie Kramer
Tel#  312-408-8248
Fax#  312-766-0052

THE FUJI BANK, LIMITED,
      NEW YORK BRANCH
Two World Trade Center, 79-81 Flrs.
New York, NY  10048
Attn: Mark Gronich
Tel#  212-898-2082
Fax#  212-898-2399

FIRST HAWAIIAN BANK
999 Bishop Street, 11th Floor
Honolulu, HI  96813
Attn: Jim Polk
Tel#
Fax#

BHF-BANK AKTIENGESELLSCHAFT
590 Madison Avenue
New York, NY  10022-2540
Attn: Thomas Scifo
Tel#  212-756-5912
Fax#  212-756-5536